UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2024 (June 6, 2024)

Emerson Electric Co.

____________________________

(Exact Name of Registrant as Specified in Charter)

Missouri	1-278	43-0259330
(State or Other Jurisdiction of Incorporation)	(Commission	(I.R.S. Employer Identification Number)
File Number)

8000 West Florissant Avenue St. Louis, Missouri	63136
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock of $0.50 par value per share	EMR	New York Stock Exchange
NYSE Chicago
1.250% Notes due 2025	EMR 25A	New York Stock Exchange
2.000% Notes due 2029	EMR 29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 6, 2024, (i) Emerson Electric Co., a Missouri corporation (“Emerson”), EMR Holdings, Inc., a Delaware corporation and wholly owned subsidiary of Emerson (“EMR Holdings”), Emerald JV Holdings L.P., a Delaware limited partnership (“Copeland”), and EMRLD Seller Notes Issuer LP, a Delaware limited partnership and wholly owned subsidiary of Copeland (“Issuer”), entered into a Note Purchase Agreement (the “NPA”) and (ii) Emerson’s wholly owned subsidiaries Emersub 21 LLC, a Delaware limited liability company, Emersub 22 LLC, a Delaware limited liability company, Humboldt Hermetic Motor Corp., a Delaware corporation, and Emersub XLVI, Inc., a Delaware corporation (such subsidiaries, together the “Sellers”), BCP Emerald Aggregator L.P. (“BCP Emerald”), a Delaware limited partnership formed by investment funds managed by affiliates of Blackstone Inc., Copeland, and Emerald JV Holdings G.P. LLC, a Delaware limited liability company and the general partner of Copeland entered into a Unit Purchase Agreement (the “UPA” and together with the NPA, the “Transaction Agreements”).

Upon the terms and subject to the conditions set forth in the UPA, at the closing of the transactions contemplated by the UPA, (i) BCP Emerald will acquire the 40% common equity interest of Copeland held by Emerson through the Sellers, reducing Emerson’s equity interest in Copeland to zero and (ii) Emerson will receive cash proceeds of $1.5 billion.

Upon the terms and subject to the conditions set forth in the NPA, at the closing of the transactions contemplated by the NPA, (i) Issuer will repurchase the two senior unsecured notes issued by Issuer to EMR Holdings on May 31, 2023 and (ii) Emerson will receive cash proceeds of $1.9 billion.

The closings of the transactions contemplated by the UPA and the NPA are not required to occur simultaneously.

The obligation of the parties to consummate the transactions is subject to the satisfaction or waiver of customary conditions, including, among other things, the receipt of applicable regulatory approvals. The Transaction Agreements each contain certain termination rights for each of Emerson (through its subsidiaries that are party thereto as applicable) and BCP Emerald and Copeland (as applicable), including the right of each of the parties to terminate one or both of the Transaction Agreements if the closings of the transactions contemplated thereby have not been consummated by December 31, 2024.

The Transaction Agreements contain customary representations and warranties by each party. The parties have also agreed to various customary covenants and agreements in connection with the transactions.

The foregoing description of the Transaction Agreements and related documents does not purport to be complete, and is qualified in its entirety by reference to the full text of the Transaction Agreements, which are attached hereto as Exhibit 2.1 and Exhibit 2.2 and are incorporated herein by reference. The Transaction Agreements have been attached to provide investors with information regarding their terms. They are not intended to provide any other factual information about Emerson or any of the other parties to the Transaction Agreements. In particular, the assertions embodied in the representations and warranties contained in the Transaction Agreements are qualified by information in confidential disclosure schedules provided by the parties in connection with the signing of the Transaction Agreements. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Transaction Agreements. Moreover, certain representations and warranties in the Transaction Agreements were used for the purpose of allocating risk among the parties rather than establishing matters as facts and were made only as of the date of the Transaction Agreements (or such other date or dates as may be specified in the applicable Transaction Agreements). Accordingly, the representations and warranties in the Transaction Agreements should not be relied upon as characterizations of the actual state of facts about Emerson or any of the parties to the Transaction Agreements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibits

2.1	Note Purchase Agreement, dated as of June 6, 2024, among Emerson Electric Co., EMR Holdings, Inc., Emerald JV Holdings L.P., and EMRLD Seller Notes Issuer LP*

2.2

Unit Purchase Agreement, dated as of June 6, 2024, among Emersub 21 LLC, Emersub 22 LLC, Humboldt Hermetic Motor Corp., Emersub XLVI, Inc., BCP Emerald Aggregator L.P., Emerald JV Holdings L.P., and Emerald JV Holdings G.P. LLC*

104	Cover Page Interactive Data File (formatted as Inline XBRL)

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Emerson agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

Forward-Looking and Cautionary Statements

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include the scope, duration and ultimate impacts of the Russia-Ukraine and other global conflicts, as well as economic and currency conditions, market demand, pricing, protection of intellectual property, cybersecurity, tariffs, competitive and technological factors, inflation, among others, as set forth in Emerson’s most recent Annual Report on Form 10-K and subsequent reports filed with the SEC. The outlook contained herein represents Emerson’s expectations for its consolidated results, other than as noted herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	June 6, 2024	By:	/s/ John. A Sperino
John A. Sperino Vice President and Assistant Secretary